AVONDALE CORE FUND

(COREX)

a Series of Avondale Funds

Supplement dated December 8, 2017

to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2017

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This Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for Avondale Core Fund (the “Fund”), a series of Avondale Funds (the “Trust”), dated December 8, 2017, updates certain information found in the Prospectus and SAI of the Fund dated February 28, 2017, as amended through December 8, 2017 as described below.

As to the Fund’s Prospectus:

 Principal Investment Strategies of the Fund

The Fund is a flexible fund investing in a broad universe of publicly traded securities. These securities include common stocks of large, mid and small capitalization companies, investment grade and high yield corporate bonds (also known as “junk bonds”), and government bonds. Typically, the Fund will focus on investments in US companies, but may also hold investments in foreign companies, including through American Depositary Receipts (ADRs).

Avondale Investment Company, LLC, the Fund’s investment adviser (the “Adviser”), begins its investment process by searching for exceptional people. The Adviser views the Fund as a passive business partner of the entities in which it is invested.  As such, the Adviser believes that its most important duty is to find the highest quality partners for the Fund to align itself with.  To find exceptional partners, the Adviser monitors communication between management and the investment community.  The adviser analyzes this communication to identify management teams who, in its opinion, can be trusted to make decisions that are in the best interest of shareholders. Specifically the adviser looks for language that demonstrates that the organization is being run by people who it believes 1) give an honest and accurate assessment of the present condition of the enterprise 2) are forthright and proactive about identifying and mitigating risk and 3) have the ability to formulate and execute a strategic vision.  This analysis relies heavily on the judgment of the Adviser.  However, the Adviser also seeks to corroborate its analysis with the opinions of customers, employees, competitors, suppliers and other knowledgeable parties.

Once partners that the Adviser deems exceptional have been identified, the Adviser evaluates each investment opportunity using an approach known as “value investing.”  Value investing means purchasing an asset for a price that is less than the present value of all future cash flows (“intrinsic value”). Value investing relies on a thorough understanding of an asset’s potential to generate cash flow.  This is primarily based on an assessment of an entity’s competitive position, capital structure and business model (“the fundamental assessment”). The Adviser believes that value investing also relies on a thorough understanding of the time value of money.  This is primarily based on an assessment of economic and market conditions (“the macroeconomic assessment”).  Fundamental and macroeconomic factors are key determinants of value, and value is the primary determinant of decisions that the Adviser makes to purchase or sell a security.  The Adviser will purchase securities when it believes that the market price is too low relative to a security’s intrinsic value and will sell if the market price exceeds the Adviser's estimation of potential value.

Under normal market conditions, the Fund’s portfolio will invest in 15 to 45 securities.  The asset class allocation among these securities is primarily determined by value as well.  The Fund is unconstrained with regards to asset allocation and may hold up to 100% of its assets in equity securities or up to 100% of its assets in fixed income securities depending on where the Adviser finds compelling value.  If the Adviser does not find enough investments that meet the Adviser’s criteria of compelling value it may maintain without limitation a significant portion of the Fund’s assets in cash or cash-equivalents such as money-market funds, certificates of deposit and short-term debt obligations

As to the Fund’s SAI:

DESCRIPTION OF THE TRUST AND FUND

The Avondale Funds, an Ohio business trust (the "Trust"), is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 10, 2014 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series. The Trust currently consists of the Avondale Core Investment Fund (the "Fund") which is a diversified open-end investment management company. The investment objective of the Fund is to seek long-term capital appreciation while utilizing asset allocation techniques to help preserve principal value. The Fund commenced operations on November 10, 2014.

The share of each Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. The share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, the shareholder is entitled to one vote for the whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indexes and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.